UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

June 3, 2024

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2024, Cabaletta Bio, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 4, 2024, the record date for the Annual Meeting, there were 46,804,820 outstanding shares of the Company’s voting common stock, par value $0.00001 per share (the “Common Stock”). The Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”): (i) to elect two directors, Catherine Bollard, MBChB, M.D., and Richard Henriques, MBA, as Class II directors of the Company, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”).

The Company’s stockholders approved the Class II director nominees, Catherine Bollard, MBChB, M.D., and Richard Henriques, MBA, recommended for election in Proposal 1 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

	For	Withheld	Broker Non-Votes
Catherine Bollard, MBChB, M.D.	26,225,488	12,001,379	3,172,388
Richard Henriques, MBA	37,806,806	433,474	3,158,975

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, recommended for ratification in Proposal 2 at the Annual Meeting. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
41,355,429	38,098	5,728	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: June 4, 2024	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer